Exhibit 99.1

AMERICAN APPAREL, INC. FINANCIAL INFORMATION

FOR THE QUARTERS IN THE YEAR ENDED DECEMBER 31, 2007

Unless the context requires otherwise, all references herein to the “Company,” “American Apparel,” “we,” “our,” and “us” refer to American Apparel, Inc., a Delaware corporation, together with its wholly owned subsidiary, American Apparel (USA), LLC (formerly American Apparel, Inc., a California corporation, which we refer to as “Old American Apparel”), and its other direct and indirect subsidiaries.

Consolidated Statements of Income

The following information presents the results of operations of the Company for the quarters in the year ended December 31, 2007:

American Apparel, Inc. and Subsidiaries

Consolidated Statements of Income

(Amounts in thousands, except per share amounts)

	Three Months Ended March 31, 2007 (Unaudited)	Three Months Ended June 30, 2007 (Unaudited)	Three Months Ended September 30, 2007 (Unaudited)	Three Months Ended December 31, 2007 (Unaudited)	Year Ended December 31, 2007
NET SALES	$73,503	$95,730	$106,620	$111,191	$387,044
COST OF SALES	31,519	41,657	47,731	50,664	171,571

GROSS PROFIT	41,984	54,073	58,889	60,527	215,473

OPERATING EXPENSES	35,791	41,993	47,148	59,419	184,351

INCOME FROM OPERATIONS	6,193	12,080	11,741	1,108	31,122

INTEREST AND OTHER (INCOME) EXPENSE
Interest expense	3,960	4,792	4,397	4,392	17,541
Foreign currency (gain) loss	46	177	(242)	(703)	(722)
Other expense (income)	(157)	(385)	(539)	101	(980)

TOTAL INTEREST AND OTHER (INCOME) EXPENSE	3,849	4,584	3,616	3,790	15,839

INCOME (LOSS) BEFORE INCOME TAXES	2,344	7,496	8,125	(2,682)	15,283

PROVISION (BENEFIT) FOR INCOME TAXES	661	2,703	2,118	(5,677)	(195)

NET INCOME	$1,683	$4,793	$6,007	$2,995	$15,478

Weighted average basic shares outstanding	48,390	48,390	48,390	50,374	48,890
Weighted average diluted shares outstanding	48,390	48,390	48,390	52,451	49,414

Basic earnings per share	$0.03	$0.10	$0.12	$0.06	$0.32
Diluted earnings per share	$0.03	$0.10	$0.12	$0.06	$0.31

PRO FORMA COMPUTATION RELATED TO CONVERSION TO C CORPORATION FOR INCOME TAX PURPOSES
Historical income (loss) before income taxes	$2,344	$7,496	$8,125	$(2,682)	$15,283
Pro forma provision (benefit) for income taxes (a)	894	2,857	3,097	(1,022)	5,826

Pro forma net income (loss)	$1,450	$4,639	$5,028	$(1,660)	$9,457

Pro forma basic earnings (loss) per share	$0.03	$0.10	$0.10	$(0.03)	$0.19
Pro forma diluted earnings (loss) per share	$0.03	$0.10	$0.10	$(0.03)	$0.19

(a)	As a result of the Acquisition, Old American Apparel was required to convert from a S corporation to a C corporation. As a Subchapter S corporation, U.S. federal and certain state income taxes were the responsibility of the Company’s stockholders. Accordingly, these income taxes were not reflected in the Company’s financial statements for periods prior to December 12, 2007. The pro forma computation of income tax included in the Consolidated Statements of Income for the quarters in the year ended December 31, 2007, represents the tax effects that would have been reported had the Company been subject to U.S. federal and state income taxes as a corporation for all periods presented. Pro forma taxes are based upon the statutory income tax rates and adjustments to income for estimated permanent differences occurring during each period. Actual rates and expenses could have differed had the Company actually been subject to U.S. federal and state income taxes for all periods presented. Therefore, the pro forma amounts are for informational purposes only and are intended to be indicative of the results of operations had the Company been subject to U.S. federal and state income taxes as a C corporation for all periods presented.

Business Segment Information

The Company’s management evaluates the performance of the Company’s business based on a number of factors; however, the primary measures of performance reviewed by management are the net sales and income or loss from operations of each business segment. Operating income or loss for each segment does not include corporate general and administrative expenses, interest expense and other miscellaneous income and expense items. Corporate general and administrative expenses include, but are not limited to: human resources, legal, information technology, accounting and finance, executive compensation, and various other corporate level activity related expenses. Such unallocated expenses remain within corporate.

The Company reports the following business segments: U.S. Wholesale, U.S. Retail, Canada, and International. All of the Company’s sales fall into one of these segments. The Company believes this method of segment reporting reflects both the way its business segments are managed and the way each segment’s performance is evaluated. The U.S. Wholesale segment includes the Company’s wholesale operations in the United States, consisting of sales of undecorated apparel products to distributors and third party screen imprinters, as well as online consumer sales. The U.S. Retail segment includes the Company’s retail operations in the United States. The Canada segment includes both retail and wholesale operations in Canada, as well as online consumer sales. The International segment includes both retail and wholesale operations outside of the U.S. and Canada, including online consumer sales.

See “Retail Store Data” below for the number of company owned retail stores operated in the U.S. Retail, Canada and International segments for the quarters in the year ended December 31, 2007. The Company’s retail stores sell the Company’s apparel products directly to consumers.

The following tables for the quarters in the year ended December 31, 2007 include certain reclassifications to conform to changes in presentation reflected in management reporting in 2008. The information reflects the consolidated results of operations of American Apparel, Inc., which includes the results of operations of Old American Apparel and the CI Companies, which were separate, private companies prior to the consummation of the Merger and did not file quarterly reports with the SEC. The following tables present key financial information for the Company’s business segments:

American Apparel, Inc. and Subsidiaries

Business Segment Information

(Dollars in thousands)

	Three Months Ended March 31, 2007 (Unaudited)
	U.S. Wholesale	U.S. Retail	Canada	International	Consolidated
Net sales to external customers	$30,052	$21,217	$7,140	$15,094	$73,503
Gross profit	10,576	16,547	4,500	10,361	41,984
Income from operations	6,472	2,827	503	2,028	11,830
Inter-segment sales (eliminated in consolidation)	10,484	—	—	—	—
Depreciation and amortization	1,147	989	380	390	2,906
Capital expenditures	—	811	105	1,137	2,053
Deferred rent (benefit) expense	(37)	325	32	25	345

	Three Months Ended June 30, 2007 (Unaudited)
	U.S. Wholesale	U.S. Retail	Canada	International	Consolidated
Net sales to external customers	$36,322	$27,762	$10,899	$20,747	$95,730
Gross profit	10,242	21,849	7,380	14,602	54,073
Income from operations	6,009	6,333	760	5,237	18,339
Inter-segment sales (eliminated in consolidation)	22,380	—	—	—	—
Depreciation and amortization	1,237	1,071	411	455	3,174
Capital expenditures	1,146	1,333	142	1,023	3,644
Deferred rent (benefit) expense	(37)	433	24	66	486

	Three Months Ended September 30, 2007 (Unaudited)
	U.S. Wholesale	U.S. Retail	Canada	International	Consolidated
Net sales to external customers	$40,092	$31,432	$12,195	$22,901	$106,620
Gross profit	11,438	23,967	7,336	16,148	58,889
Income from operations	5,568	7,237	1,291	4,143	18,239
Inter-segment sales (eliminated in consolidation)	20,017	—	—	—	—
Depreciation and amortization	1,271	1,132	454	365	3,222
Capital expenditures	1,204	3,010	571	1,226	6,011
Deferred rent (benefit) expense	(38)	235	41	(13)	225

	Three Months Ended December 31, 2007 (Unaudited)
	U.S. Wholesale	U.S. Retail	Canada	International	Consolidated
Net sales to external customers	$38,012	$35,204	$12,173	$25,802	$111,191
Gross profit	7,892	26,470	7,925	18,240	60,527
Income from operations	1,694	8,359	(1,032)	3,387	12,408
Inter-segment sales (eliminated in consolidation)	20,406	—	—	—	—
Depreciation and amortization	1,272	1,203	738	791	4,004
Capital expenditures	2,993	4,175	1,166	3,753	12,087
Deferred rent (benefit) expense	(43)	514	59	461	991

	Year Ended December 31, 2007
	U.S. Wholesale	U.S. Retail	Canada	International	Consolidated
Net sales to external customers	$144,478	$115,615	$42,407	$84,544	$387,044
Gross profit	40,148	88,833	27,141	59,351	215,473
Income from operations	19,743	24,756	1,522	14,795	60,816
Inter-segment sales (eliminated in consolidation)	73,287	—	—	—	—
Depreciation and amortization	4,927	4,395	1,983	2,001	13,306
Capital expenditures	5,343	9,329	1,984	7,139	23,795
Deferred rent (benefit) expense	(155)	1,507	156	539	2,047

	Three Months Ended March 31, 2007 (Unaudited)	Three Months Ended June 30, 2007 (Unaudited)	Three Months Ended September 30, 2007 (Unaudited)	Three Months Ended December 31, 2007 (Unaudited)	Year Ended December 31, 2007
Reconciliation to consolidated income before income taxes
Consolidated income from operations of reportable segments	$11,830	$18,339	$18,239	$12,408	$60,816
Corporate expenses	(5,637)	(6,259)	(6,498)	(11,300)	(29,694)
Interest expense	(3,960)	(4,792)	(4,397)	(4,392)	(17,541)
Foreign currency gain (loss)	(46)	(177)	242	703	722
Other income (expense)	157	385	539	(101)	980

Consolidated income before income taxes	$2,344	$7,496	$8,125	$(2,682)	$15,283

Net sales by segment, by class of customer:

	Three Months Ended March 31, 2007 (Unaudited)	Three Months Ended June 30, 2007 (Unaudited)	Three Months Ended September 30, 2007 (Unaudited)	Three Months Ended December 31, 2007 (Unaudited)	Year Ended December 31, 2007
U.S. Wholesale
Wholesale	$27,167	$32,578	$35,677	$31,279	$126,701
Online consumer	2,885	3,744	4,415	6,733	17,777

Total	$30,052	$36,322	$40,092	$38,012	$144,478

U.S. Retail	$21,217	$27,762	$31,432	$35,204	$115,615

Canada
Retail	$4,623	$7,575	$8,729	$9,141	$30,068
Wholesale	2,382	3,145	3,193	2,616	11,336
Online consumer	135	179	273	416	1,003

Total	$7,140	$10,899	$12,195	$12,173	$42,407

International
Retail	$10,719	$15,967	$18,774	$19,837	$65,297
Wholesale	3,363	3,384	2,446	3,438	12,631
Online consumer	1,012	1,396	1,681	2,527	6,616

Total	$15,094	$20,747	$22,901	$25,802	$84,544

Total Consolidated Net Sales	$73,503	$95,730	$106,620	$111,191	$387,044

Net sales by class of customer:

	Three Months Ended March 31, 2007 (Unaudited)	Three Months Ended June 30, 2007 (Unaudited)	Three Months Ended September 30, 2007 (Unaudited)	Three Months Ended December 31, 2007 (Unaudited)	Year Ended December 31, 2007
Wholesale	$32,912	$39,107	$41,316	$37,333	$150,668
Retail	36,559	51,304	58,935	64,182	210,980
Online consumer	4,032	5,319	6,369	9,676	25,396

Total Consolidated Net Sales	$73,503	$95,730	$106,620	$111,191	$387,044

Retail Store Data

The following table details the growth in the number of retail stores by segment for the quarters in the year ended December 31, 2007, and a summary of the total growth in the number of retail stores by segment for the year ended December 31, 2007:

	U.S. Retail	Canada	International	Total
STORES OPENED BY QUARTER IN 2007

Three Months Ended March 31, 2007
Open as of January 1, 2007	93	26	28	147
Opened	—	—	3	3
Closed	—	(1)	—	(1)

Total as of March 31, 2007	93	25	31	149

Three Months Ended June 30, 2007
Open as of April 1, 2007	93	25	31	149
Opened	2	—	3	5

Total as of June 30, 2007	95	25	34	154

Three Months Ended September 30, 2007
Open as of July 1, 2007	95	25	34	154
Opened	2	—	8	10
Closed	(1)	—	—	(1)

Total as of September 30, 2007	96	25	42	163

Three Months Ended December 31, 2007
Open as of October 1, 2007	96	25	42	163
Opened	9	5	6	20
Closed	—	—	(1)	(1)

Total as of December 31, 2007	105	30	47	182

STORES OPENED IN 2007

Total as of January 1, 2007	93	26	28	147
Opened	13	5	20	38
Closed	(1)	(1)	(1)	(3)

Total as of December 31, 2007	105	30	47	182

Comparable Store Sales

Comparable store sales are defined as the change in sales for stores that have been open for more than one year over the comparable period of the previous year. The table below shows the comparable store sales of American Apparel, Inc. and subsidiaries for the months and quarters in the year ended December 31, 2007, including the number of stores included in the comparison at the end of each period and the percentage increase in sales from the prior comparable period in 2006.

American Apparel, Inc. and Subsidiaries

2007 Comparable Store Sales

(Unaudited)

	For the Month Ended			Three Months Ended March 31, 2007
	January 31	February 28	March 31
First Quarter 2007
Comparable store sales increase from prior year period	8%	16%	25%	17%
Number of stores in comparison	97	102	104	104

	For the Month Ended			Three Months Ended June 30, 2007
	April 30	May 31	June 30
Second Quarter 2007
Comparable store sales increase from prior year period	17%	25%	28%	24%
Number of stores in comparison	105	109	119	119

	For the Month Ended			Three Months Ended September 30, 2007
	July 31	August 31	September 30
Third Quarter 2007
Comparable store sales increase from prior year period	14%	34%	35%	27%
Number of stores in comparison	120	122	129	129

	For the Month Ended			Three Months Ended December 31, 2007
	October 31	November 30	December 31
Fourth Quarter 2007
Comparable store sales increase from prior year period	44%	42%	37%	40%
Number of stores in comparison	130	133	138	138